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                                                                   Exhibit 10.18


                                   ASSIGNMENT
                                   ----------


            WHEREAS, TELXON CORPORATION. whose full post office address is 3330 West Market Street, P.O. Box 5582, Akron, Ohio 44334-0582, U.S.A., is the owner of the entire right, title and interest in and to the invention described and claimed in Canadian patent application Serial No. 2,259,153, filed June 19, 1997, relating to;


                       CELLULAR SYSTEM HAND-OFF PROTOCOL


            AND WHEREAS, AIRONET WIRELESS COMMUNICATIONS, INC., whose full post office address is 3875 Embassy Parkway, Akron, Ohio, 44334-0292, U.S.A., is desirous of acquiring all right, title and interest in Canada in and to the aforesaid invention;


            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the aforesaid does hereby sell and assign to the aforesaid all its right, title and interest in and to the above-mentioned Canadian patent application, and all its corresponding right, title and interest in and to any patent which may issue therefor.


         DATED at Akron, Ohio, U.S.A., this 4th day of August, 1999.


                               TELXON CORPORATION


         [c.s.]
                               /s/Glenn S. Hansen
                              -----------------------------------
                              Name: Glenn S. Hansen
                              Position: Vice President, Legal Administration


                                             WITNESS:


                                             /s/Suzanne M. Testerman
                                             -----------------------------------
                                                    SUZANNE M. TESTERMAN
                                                       Notary Public
                                                       State of Ohio
                                              My Commission Expires 08-19-2001